                                                                   EXHIBIT 10.63

                                                                  EXECUTION COPY
================================================================================

                                ESCROW AGREEMENT

                                     among

                       CROWN CASTLE INTERNATIONAL CORP.,

                                  as Borrower,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                     SALOMON BROTHERS HOLDING COMPANY INC.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                                  as Arrangers

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                as Escrow Agent

                           Dated as of March 15, 1999


================================================================================

          THIS ESCROW AGREEMENT (this "Agreement"), dated as of March 15, 1999 (the "Closing Date"), is by and among Crown Castle International Corp., a Delaware corporation (the "Borrower"), Goldman Sachs Credit Partners L.P., Salomon Brothers Holding Company Inc. and Credit Suisse First Boston Corporation, as the Arrangers under the Term Loan Agreement referred to below (the "Arrangers"), and United States Trust Company of New York, (in its capacity as escrow agent, the "Escrow Agent"). Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Term Loan Agreement referred to below.

                                    RECITALS

          WHEREAS, the Borrower and the Arrangers have entered into a Term Loan Agreement dated as of March 15, 1999 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement") providing for certain Term Loans to be made by the Lenders thereunder to the Borrower (the "Term Loans"), which Term Loans will be evidenced by certain promissory notes of the Borrower (the "Term Notes");

          WHEREAS, the Borrower has agreed to place in escrow various Senior Exchange Notes due 2007 (the "Exchange Notes") in the form of Exhibit A1 and Exhibit A2 to the Exchange Note Indenture dated as of the date hereof (the "Exchange Note Indenture") duly executed by the Borrower and United States Trust Company of New York, as trustee (the "Exchange Note Indenture Trustee"); and

          WHEREAS, it is a condition to the making of Term Loans under the Term Loan Agreement that the Exchange Notes be delivered into escrow pursuant to this Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:


     1.  Deposit of Escrowed Notes by the Borrower.


          On the Closing Date, concurrently with the execution and delivery of this Agreement, the Borrower is delivering to the Escrow Agent 25 undated Exchange Notes, duly executed by the Borrower and authenticated by the Exchange
Note Indenture Trustee, with the payee, interest rate and aggregate principal amount in blank (the "Escrowed Notes").


     2.  Release of Escrowed Notes.


          The Escrow Agent shall hold the Escrowed Notes in escrow pursuant to this Agreement, until authorized hereunder to deliver them as follows:


          (a) Release to Holder or its Designees. If, on any Business Day on or after the Anniversary Date, the Escrow Agent receives one or more Term Notes from the Administrative Agents accompanied by a properly completed and executed written notice from the Administrative Agents in the form of Annex A hereto (each, an "Exchange Notice"), the Escrow Agent shall on or within five Business Days after the Escrow Agent's receipt of such Exchange Notice, (i) date, complete and deliver one or more Exchange Notes in accordance with such Exchange Notice, and (ii) return the Term Note(s) so surrendered to the Borrower for cancellation upon receipt of evidence that all cash interest thereon required to be paid pursuant to

                            Escrow Agreement Page 1
     this Section 2(a) and in accordance with the Term Loan Agreement has been paid. If less than all of the surrendered Term Note(s) are to be exchanged for Exchange Notes, the Borrower shall deliver to the Person specified in the Exchange Notice on or within three Business Days after the Escrow Agent's receipt of the Exchange Notice, a replacement Term Note dated the date specified in the Exchange Notice as the Exchange Date, equal to the amount of any principal not so exchanged, all as specified in Section 6 of the Exchange Notice and in accordance with the Term Loan Agreement. Upon delivery of any Exchange Notes pursuant to this clause (a), the Borrower shall within five Business Days after the Escrow Agent's receipt of the Exchange Notice make payment in cash in accordance with Section 2.3(f) of the Term Loan Agreement of all accrued and unpaid interest up to but not including the date specified in the Exchange Notice as the Exchange Date.

          (b) Release to the Borrower. On or within one Business Day after receipt by the Escrow Agent of certificates from the Administrative Agents certifying that all Obligations with respect to the Term Loans have been paid in full, the Escrow Agent shall deliver to the Borrower all Escrowed Notes then remaining in escrow.


     3. Certain Additional Agreements. The Borrower and the Administrative Agents shall, upon request by the Escrow Agent, execute and deliver to the Escrow Agent such additional written instructions and certificates hereunder as may be reasonably required by the Escrow Agent to give effect to the provisions of Sections 1 and 2 hereof.

     4.  Escrow Agent.


          (a) The Escrow Agent shall have no duties or responsibilities, including, without limitation, a duty to review or interpret the Term Loan Agreement, except those expressly set forth herein. Except for this Agreement, the Escrow Agent, in its capacity as such, is not a party to, or bound by, any agreement that may be required under, evidenced by, or arise out of the Term Loan Agreement.

          (b) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to the Escrowed Notes, which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by the Borrower or the Administrative Agents or by order of a court of competent jurisdiction. The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other document reasonably believed by the Escrow Agent to be signed by the proper party or parties.

          (c) The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct, and the Escrow Agent shall have no duties to anyone except the Borrower or the Administrative Agents and their respective successors and permitted assigns.

          (d) The Escrow Agent may consult legal counsel in the event of any dispute or question as to the construction of this Agreement, or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected with respect to any action taken or omitted in good faith in accordance with the opinion and instructions of counsel.

                            Escrow Agreement Page 2

          (e) In the event of any disagreement between the undersigned or any of them, and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrowed Notes, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until all differences shall have been resolved by agreement and the Escrow Agent shall have been notified thereof in writing signed by the Borrower and the Administrative Agents. In the event of such disagreement which continues for 90 days or more, the Escrow Agent in its discretion may, but shall be under no obligation to, file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated and may deposit with the court all documents and property held hereunder. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Escrow Agent in such action, including reasonable attorney's fees and disbursements.

          (f) The Escrow Agent is hereby indemnified by the Borrower from all losses, costs and expenses of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, unless such losses, costs or expenses shall have been caused by the Escrow Agent's willful misconduct or gross negligence. Such indemnification shall survive termination of this Agreement until extinguished by any applicable statute of limitations.

          (g) The Escrow Agent does not have any interest in the Escrowed Notes deposited hereunder but is serving as escrow holder only and having only possession thereof. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

          (h) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by giving written notice of its resignation to the parties hereto at least 30 days prior to the date specified for such resignation to take effect. Upon the effective date of such resignation, the Escrowed Notes shall be delivered by it to such successor escrow agent or as otherwise shall be instructed in writing by the Borrower and the Administrative Agents; whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. If at that time the Escrow Agent has not received such instruction, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Notes until receipt of a designation of successor Escrow Agent, or a joint written instruction as to disposition of the Escrowed Notes by the Borrower and the Administrative Agents or a final order of a court of competent jurisdiction mandating disposition of the Escrowed Notes.

          (i) The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions of this Agreement and acknowledges receipt of the Escrowed Notes. The Borrower agrees to pay to the Escrow Agent as payment in full for its services hereunder the Escrow Agent's compensation set forth in Schedule I hereto. The Borrower further agrees to reimburse the Escrow Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees, and out-of-pocket expenses and disbursements, of its counsel).

                            Escrow Agreement Page 3

     5. Notices. Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, overnight courier, Federal Express, United Parcel Service, registered or certified mail, postage prepaid, addressed as follows:

     If to the Administrative Agents or the Arrangers, to:

          Goldman Sachs Credit Partners L.P.
          Salomon Brothers Holding Company Inc.
          Credit Suisse First Boston Corporation
          c/o Goldman Sachs & Co.
          85 Broad Street
          New York, New York  10004
          Attention: Amy Shapero
          Facsimile No.:  (212) 902-3000

          with a copy to:

          Latham & Watkins
          885 Third Avenue
          New York, New York 10022
          Attention:  Kirk A. Davenport
          Facsimile No.: (212) 751-4864

     If to the Borrower, to:

          Crown Castle International Corp.
          510 Bering Drive
          Suite 500
          Houston, Texas 77057
          Attention:  Chief Financial Officer

          Facsimile No.: (713) 570-3150

          with a copy to:

          Cravath, Swaine & Moore
          Worldwide Plaza
          825 8th Avenue
          New York, New York 10019
          Attention: Stephen L. Burns

          Facsimile No.:  (212) 474-3700

     If to the Escrow Agent, to:

          United States Trust Company of New York, N.A.
          114 West 47th Street, 25th Floor
          New York, New York, 10036
          Attention: Margaret Ciesmelewski

          Facsimile No.:(212) 852-1626

                            Escrow Agreement Page 4
          with a copy to:

          Carter, Ledyard & Milburn
          2 Wall Street
          New York, NY  10005
          Attention: Vincent Monte-Sano

          Telephone No.: (212) 238-8808

          Facsimile No.: (212) 238-8802

     If to the Exchange Note Indenture Trustee, to:

          United States Trust Company of New York
          114 West 47th Street, 25th Floor
          New York, New York  10036-1532
          Attention: Margaret Ciesmelewski

          Facsimile No.:(212) 852-1626

          with a copy to:

          Carter, Ledyard & Milburn
          2 Wall Street
          New York, NY  10005
          Attention: Vincent Monte-Sano

          Telephone No.: (212) 238-8808

          Facsimile No.: (212) 238-8802


Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) one Business Day after being delivered, if delivered by telecopier with confirmation of good transmission, (c) one Business Day after being sent by overnight courier, if sent by overnight courier, (d) two Business Days after being sent by Federal Express or United Parcel Service, if sent by Federal Express or United Parcel Service, or (e) three Business Days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.


     6. Termination. This Agreement shall automatically terminate upon the final distribution of the Escrowed Notes in accordance with the terms hereof.

     7.  Governing Law; Jurisdiction.


          7.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law rules thereof.

          7.2. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal district court in the Southern District of New York and of any New York state court sitting in New York City (each, a "New York Court"). Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of such court in New York, New York, for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject


                            Escrow Agreement Page 5
matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of one of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 5 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 5 hereof does not constitute good and sufficient service of process. The provisions of this Section 7.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in the federal district court in the Southern District of New York or any New York Court.

          7.3. Waiver of Jury Trial. To the extent not prohibited by any applicable law that cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in any respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section
7.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

          7.4. Reliance. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this Section 7 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.


     8.  Miscellaneous.


          8.1. Entire Agreement; Waivers. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement
(a) shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), (b) shall constitute a continuing waiver unless otherwise expressly provided therein or (c) shall be effective unless in writing and executed by each party against whom it is to be enforced.

          8.2. Amendment or Modification, etc. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by all of the parties hereto and that is consented to in writing by the Majority Lenders. Any written amendment, modification or waiver executed by all of the parties hereto shall be binding upon all such parties and their respective successors and assigns.

                            Escrow Agreement Page 6

          8.3. Headings, etc. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.


          8.4. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

          8.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          8.6. Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns (each of which shall be deemed to be a party hereto for all purposes hereof). Except as expressly provided herein, this Agreement shall not confer any right or remedy upon any person other than the parties and their respective transferees, successors and assigns.


                            Escrow Agreement Page 7

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              Crown Castle International Corp.

                              By: /s/ Charles C. Green, III
                                 --------------------------------------
                              Name:  Charles C. Green, III
                              Title: Executive Vice President and
                                     Chief Financial Officer

                            Escrow Agreement Page 8

                              The Arrangers:

                              Goldman Sachs Credit Partners L.P.

                              By: Goldman, Sachs & Co.



                              By: /s/ Stephen B. King
                                 ---------------------------------------
                                           (Authorized Signatory)



                              Salomon Brothers Holding Company Inc.


                              By: /s/ Steven M. Jones
                                 --------------------------------------
                                           (Authorized Signatory)



                              Credit Suisse First Boston


                              By: /s/ Marisa J. Harney
                                 --------------------------------------
                                           (Authorized Signatory)


                              By: /s/ Judith E. Smith
                                 --------------------------------------
                                           (Authorized Signatory)


                            Escrow Agreement Page 9

United States Trust Company of New York,

as Escrow Agent

By:  /s/ Louis P. Young
   ----------------------------
    Name:  Louis P. Young
    Title:

                            Escrow Agreement Page 10

                                                  Schedule I to Escrow Agreement
                                                             Escrow Agent's Fees

                              Escrow Agent's Fees

Annual Fee  $5,000.00

                   Schedule I of the Escrow Agreement Page 1

                                                     Annex A to Escrow Agreement
                                                         Form of Exchange Notice

                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                     SALOMON BROTHERS HOLDING COMPANY INC.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                            C/O GOLDMAN SACHS & CO.

                                85 BROAD STREET

                           NEW YORK, NEW YORK  10004


                                EXCHANGE NOTICE

                               Date:  __________

United States Trust Company of New York
114 West 47th Street
New York, NY  10036-1532
Attention: Margaret Ciesmelewski

          Re:  Crown Castle International Corp. Escrow Agreement
               -------------------------------------------------

Ladies and Gentlemen:

          Reference is hereby made to the Escrow Agreement dated as of March 15, 1999 (the "Escrow Agreement"), by and among Crown Castle International Corp., a Delaware corporation (the "Borrower"), Goldman Sachs Credit Partners L.P., Salomon Brothers Holding Company Inc. and Credit Suisse First Boston Corporation, as the Arrangers under the Term Loan Agreement referred to below (the "Arrangers"), and United States Trust Company of New York, (in its capacity as escrow agent, the "Escrow Agent"). Capitalized terms used herein and not otherwise defined in this Exchange Notice have the meanings assigned to them in the Escrow Agreement.

          1. Surrender of Term Note(s). Enclosed herewith [is an/are] original Term Note[s] issued to the order of the Lender specified in Section 4 below in the aggregate principal amount of $_____________ (the "Surrendered Note(s)").

          2. Accrued and Unpaid Interest. The [aggregate] amount of accrued and unpaid interest on the Surrendered Note(s) as of the date hereof (the "Exchange Date") is $______, all of which is required by Section 2.3(f) of the Term Loan Agreement to be paid in cash.

          3. Interest Rate. The undersigned hereby certifies that the interest rate on the Surrendered Note(s) on the Exchange Date will equal ___% per annum. Pursuant to Section 2.2(c) of the Term Loan Agreement, the Exchange Notes to be issued pursuant to this Exchange Notice will bear interest at the rate of __% per annum [insert the interest rate then in effect on the Surrendered Note(s) as of the Exchange Date] and shall not thereafter be subject to adjustment or change.

          4. Request for Exchange. _____________ [name of Lender] wishes to exchange [all/$_______] of the Surrendered Note(s) to be exchanged for ____ [number] Exchange Note(s) each


                     Annex A of the Escrow Agreement Page 1
dated the Exchange Date, bearing interest at the rate specified in Section 3 above and made payable to the following payees:


     Amount(s)               Name(s) of Payee(s)    Address(es) of Payee(s)
   ------------             --------------------   ------------------------

$______________             ____________________   ________________________

$______________             ____________________   ________________________


          5. Issuance of Exchange Notes; Cancellation of Surrendered Note(s). Not later than three Business Days after receipt of this Exchange Notice please
(a) issue the Exchange Note(s) dated the Exchange Date, bearing interest at the rate specified in Section 3 above from and including the Exchange Date, in the amount(s) and to the payee(s) set forth in Section 4 above, (b) deliver such Exchange Note(s) by hand or by overnight courier to the [respective] payee(s) identified in Section 4 above at the address(es) specified therein and (c) deliver the Surrendered Note(s) to the Borrower for cancellation upon receipt of evidence that all cash interest has been paid in accordance with Section 7 below and the terms of the Term Loan Agreement.

          6. Issuance of Replacement Term Note. Not later than three Business Days from the date hereof, the Borrower shall (a) issue replacement Term Note(s) dated the Exchange Date, bearing interest at the rate then in effect on the Surrendered Note(s), in the aggregate amount of $_____, representing $____ of principal on the Surrendered Note(s) not so exchanged, in the respective amount(s) and to the payee(s) set forth below and (b) deliver such replacement Term Note(s) by hand or by overnight courier to the [respective] payee(s) identified in this Section 6 at the address(es) specified below:

     Amount(s)               Name(s) of Payee(s)    Address(es) of Payee(s)
   ------------             --------------------   ------------------------

$______________             ____________________   ________________________

$______________             ____________________   ________________________



          7. Payment of Accrued and Unpaid Interest. Not later than three Business Days after receipt of this Exchange Notice, and in any event prior to the cancellation of the Surrendered Notes contemplated by Section 5 above, the Borrower shall make payment in cash in accordance with Section 2.3(f) of the Term Loan Agreement of all accrued and unpaid interest specified in Section 2 above.

                     Annex A of the Escrow Agreement Page 2

          Thank you in advance for your prompt attention to this Exchange
Notice.

                              Very truly yours,



                              By:
                                 ------------------------------------------
                              Name:
                              Title:
cc:  United States Trust Company of New York,
     in its capacity as Exchange Note
     Indenture Trustee



                     Annex A of the Escrow Agreement Page 3